Terra Property Trust (“TPT”) + Western Asset Mortgage Capital (“WMC”) Definitive Merger Agreement June 28, 2023 Terra Property Trust

About this Presentation This presentation relates to a proposed merger (the “Merger”) between Western Asset Mortgage Capital Corporation (“WMC”) and Terra Property Trust, Inc. (“TPT”). Neither TPT, WMC nor any of their respective representatives or affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein, and TPT, WMC and their respective representatives disclaim all liability relating to, or resulting from, the use of this information. Nothing contained in this presentation is, or shall be relied upon as a promise or representation as to the past, current or future performance of TPT, WMC, or the combined company. There is no guarantee that any of the estimates, targets, or projections illustrated in these materials and any presentation of which they form a part will be achieved. Any references herein to any of TPT’s or WMC’s past or present investments or their past or present performance, have been provided for illustrative purposes only. Past performance is not indicative of future results and there can be no assurance that TPT or WMC will achieve comparable results in the future. Further, any returns stated herein are based on an assumption that economic, market, and other conditions will not deteriorate, and, in some cases, will improve. Any returns are also based on models, estimates, and assumptions about performance believed to be reasonable under the circumstances, but actual realized returns will depend on, among other factors, the ability to consummate attractive investments, future operating results, the value of the assets and market conditions at the time of disposition, any related transaction costs, and the timing and manner of sale, all of which may differ from the assumptions and circumstances on which the returns are based. It should not be assumed that these investments were or will be profitable or that any future investments by TPT, WMC, or the combined company will be profitable or will equal the performance of these investments. This presentation also contains market statistics and industry data which are subject to uncertainty and are not necessarily reflective of market conditions. These have been derived from third-party sources and have not been independently verified by TPT, WMC, or their affiliates. Unless otherwise specified, performance figures reported herein are as of March 31, 2023 and in all cases do not reflect all subsequent events occurring after the applicable date. Readers of this presentation should not construe the contents of this presentation as legal, tax, accounting, investment, or other advice. No governmental authority has passed on the merits of the information contained herein. Financial Information; Non-GAAP Financial Measures The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X. Such information and data may not be included in, may be adjusted in or may be presented differently in the Registration Statement expected to be filed by WMC relating to the proposed Merger and the proxy statement/prospectus contained therein. Some of the financial information and data contained in the presentation, such as WMC and TPT’s respective adjusted book values, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). These non-GAAP measures should be considered only as supplemental to, and not as superior to or a substitute for, financial measures in accordance with GAAP. Such non-GAAP measures may not be comparable to similarly-titled measures of other companies, which may use different calculations. Forward-Looking Statements This presentation includes “forward-looking statements,” as such term is defined in Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbors provided by the same. These forward-looking statements are based on current assumptions, expectations and beliefs of TPT and WMC and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Neither TPT nor WMC can give any assurance that these forward-looking statements will be accurate. These forward-looking statements generally can be identified by use of forward-looking terminology such as “may,” “will,” “target,” “should,” “expect,” “attempt,” “anticipate,” “project,” “estimate,” “intend,” “seek,” “continue,” or “believe,” or the negatives thereof or other variations thereon or comparable terminology. Similarly, statements herein that describe certain plans, expectations, goals, projections and statements about the proposed Merger, including its financial and operational impact, the benefits of the Merger, the expected timing of completion of the Merger, and other statements of management’s beliefs, intentions or goals also are forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined company. There are a number of risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from the forward-looking statements included herein, including, but not limited to, the risk that the Merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger Aareement; the inability to obtain stockholder approvals relating to the Merger and issuance of shares in connection therewith or the failure to satisfy the other conditions to completion of the Merger in a timely manner or at all; risks related to disruption of management’s attention from ongoing business operations due to the proposed Merger; the risk that any announcements relating to the Merger could have adverse effects on the market price of common stock of WMC; the risk that the Merger and its announcement could have an adverse effect on the operating results and businesses of TPT and WMC; the outcome of any legal proceedings relating to the Merger; the ability to successfully integrate the businesses following the Merger; the ability to retain key personnel; conditions in the market for mortgage-related investments; availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; general economic conditions; market conditions; inflationary pressures on the capital markets and the general economy; conditions in the market for commercial and residential loans, securities and other investments; legislative and regulatory changes that could adversely affect the businesses of TPT and WMC; risks related to the origination and ownership of loans and other assets, which are typically short-term loans that are subject to higher interest rates, transaction costs and uncertainty on loan repayments; risks relating to any future impact of the COVID-19 pandemic, including the responses of governments and industries, on the real estate sector; credit risks; servicing-related risks, including those associated with foreclosure and liquidation; the state of the U.S. and to a lesser extent, international economy generally or in specific geographic regions; the general volatility of the securities markets in which TPT or WMC participate; TPT or WMC’s ability to maintain their respective qualification as a real estate investment trust for U.S. federal income tax purposes; and TPT or WMC’s ability to maintain their respective exemption from registration under the Investment Company Act of 1940, as amended. All such factors are difficult to predict, including those risks set forth in TPT’s annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K that are available on TPT’s website at http://www.terrapropertytrust.com and on the SEC’s website at http://www.sec.gov, and those risks set forth in the WMC’s annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K that are available on its website at http://www. westernassetmcc.com and on the SEC’s website at http://www.sec.gov. The forward-looking statements included in this presentation are made only as of the date hereof. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Neither TPT nor WMC undertakes any obligation to update these forward-looking statements to reflect subsequent events or circumstances, except as required by applicable law. Important Additional Information and Where to Find It In connection with the proposed Merger, WMC expects to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”) that contains a prospectus of WMC that will also include a joint proxy statement of WMC and TPT (the “joint proxy statement/ prospectus”). The joint proxy statement/prospectus will contain important information about WMC, TPT, the proposed Merger and related matters. TPT and WMC also expect to file with the SEC other documents regarding the Merger. STOCKHOLDERS OF TPT AND WMC ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED BY WMC AND TPT WITH THE SEC, AS WELL AS ANY AMENDMENTS AND SUPPLEMENTS TO THESE DOCUMENTS) CAREFULLY IF AND WHEN THEY BECOME AVAILABLE, BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT WMC, TPT AND THE PROPOSED MERGER AND RELATED MATTERS. Stockholders of TPT and WMC may obtain free copies of the Registration Statement, the joint proxy statement/prospectus and all other documents filed or that will be filed by TPT or WMC with the SEC (if and when they become available) through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by TPT will be made available free of charge on TPT’s website at https://www.terrapropertytrust.com, or by directing a request to its Investor Relations at (212) 257-4666; email: ir@mavikcapital.com. Copies of documents filed with the SEC by WMC will be made available free of charge on WMC’s website at http://www.westernassetmcc.com, or by directing a request to its Investor Relations, Attention: Larry Clark at (310) 622-8223; email: lclark@finprofiles.com. This presentation is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Participants in the Solicitation Relating to the Merger TPT, WMC and their respective directors and executive officers, and certain other affiliates of TPT or WMC may be deemed to be “participants” in the solicitation of proxies from the stockholders of TPT and WMC in respect of the proposed Merger. Information regarding TPT and its directors and executive officers and their ownership of common stock of TPT can be found in TPT’s definitive proxy statement filed with the SEC on April 26, 2023, and its most recent Annual Report filed on Form 10-K for the fiscal year ended December 31, 2022. Information regarding WMC and its directors and executive officers and their ownership of common stock of WMC can be found in WMC’s definitive proxy statement filed with the SEC on May 2, 2023, and its most recent Annual Report filed on Form 10-K for the fiscal year ended December 31, 2022. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed Merger if and when they become available. These documents are available free of charge on the SEC’s website and from TPT or WMC, as applicable, using the sources indicated above. Disclaimer 2

Transaction Highlights 4 TPT Overview 10 WMC Overview 13 3

Transaction Highlights 4 TPT Overview 10 WMC Overview 13 4

TPT shareholders will be issued shares of WMC Class B common stock, based on an Exchange Ratio calculated utilizing TPT’s and WMC’s Adjusted Book Values prior to closing; pro forma Exchange Ratio of 0.785 as of 03/31/2023 (1) (2) TPT / WMC shareholders are expected to own approximately 76% / 24% of the combined company WMC Class B common stock issued to TPT shareholders will automatically convert into an equal number of NYSE listed WMC Class A common stock in one-third increments on each of the 6-, 12-, and 18-month anniversaries of the closing of the merger A subsidiary of Mavik Capital Management, LP (“Mavik,” the current manager of TPT), is committing up to $4 million to purchase shares of the combined company following the merger (3) Combined company will be managed by a subsidiary of Mavik TPT’s management team will maintain current roles in the combined company 8-person board will consist of 6 TPT designees (Vik Uppal as Chairman) plus 2 of WMC’s independent directors Subject to TPT and WMC shareholder approvals (majority of outstanding shares for each of TPT and WMC) and certain other closing conditions Key Transaction Terms Structure & Consideration Management & Governance 5

Transaction Highlights

Creates immediate scale and the potential to generate significant long-term value for stockholders

Attractive Valuation & Scale	• Values WMC at 100% of its Adjusted Book Value of $106 million ($17.30 per share), compared to WMC's market capitalization of approximately $56 million [(4)] • WMC's Adjusted Book Value is expected to increase by ~4.1x to a combined $436 million [(1)] • Transaction projected to be accretive to distributable earnings, with immediate G&A savings
Diversified Portfolio	• Combined portfolio immediately benefits from TPT's shorter-tenor, floating-rate, low-LTV CRE loans, which diversify WMC's longer-dated residential securities • Over time, portfolio exposure to CRE loans and equity investments expected to increase as capital currently allocated to residential securities is redeployed • Over the past 10 years, diversified commercial MREITs have traded at a Price-to-Book premium—and with less Book Value volatility—compared to residential credit MREITs [(5)]
Conservative Capital Structure	• Significant leverage reduction from 11.5x total / 2.4x recourse at WMC to an estimated 4.0x / 1.7x for the combined company [(1)] • Increased liquidity following a staggered conversion period for TPT shareholders
Highly Experienced Institutional Sponsor	• ~$1.2 billion AUM • Dedicated in-house Sourcing, Asset Management, Operations, and Accounting teams • 3 SEC public reporting vehicles • 14-year track record investing in CRE, deploying > $2.5 billion of gross capital [(6)]

6

Diversified Portfolio + + = = Combined portfolio diversified by security, property type, geography, and duration (7) CRE Loans CRE Equity RMBS Non-Agency CMBS Other Residential Industrial Office + Retail Hotel Other B y P ro p e rt y Ty p e B y S e cu ri ty Combined $562mm 17% 9% 13% 21% 41% 68% 8% 17% 4% 2% WMC $162mm 66% 11% 21% 15% 19% 58% 2% 7% TPT $400mm 12% 10% 8% 22% 29% 31% 88% 7

Conservative Capital Structure Combined company has significantly lower leverage that is in line with comps (1) WMC TPT Pro Forma 11.5x 1.5x 4.0x 1.5x 1.7x 2.4x 81% 86% 68% Total Leverage Recourse Leverage % of Debt Non-Mark-to-Market 8

Highly Experienced Institutional Sponsor Mavik has a proven track record of investing in and managing US CRE Team has broad and deep experience investing together throughout cycles and across securities, property types, and markets Led by Vik Uppal, who carries extensive institutional investment experience, including as Co-Head of North American Real Estate at Mount Kellett Capital Management and MD at Fortress Investment Group AUM $1.2B PERMANENT CAPITAL AUM (8) ~70% YEAR FOUNDED 2009 GROSS CAPITAL DEPLOYED (6) $2.5B27 EMPLOYEES 9

Transaction Highlights 4 TPT Overview 10 WMC Overview 13 10

TPT Overview REIT that originates, invests in, and manages loans and assets secured by CRE across the US Ownership mindset with long-term outlook anchored by stable base of permanent capital Generate compelling risk-adjusted returns by offering consistent, strong current income from CRE loans and providing potential capital appreciation from equity investments Emphasize capital preservation from low entry basis, in-place durable income, and strong sponsorship Concentrate in more recession resistant property types, including residential and industrial Specialize in middle markets, where there is less competition from larger peers Source most deals through proprietary channels Who We Are Cycle-tested team with proven track record investing across securities, markets, and strategies Broad and deep experience with significant longevity investing together Actively involved throughout sourcing, underwriting, and asset management How We Differentiate YEARS INVESTING IN CRE 14 REALIZED LOSSES (9) < 1% TOTAL ASSETS $858MM TOTAL ADJUSTED BOOK EQUITY (1) $330MM 11

TPT Portfolio # Investments 24 5 Carrying Value, Gross $621mm $157mm Carrying Value, Net $353mm (88%) $47mm (12%) LTV 73% NA Remaining Term 1.2 yrs NA Unlevered Yield 9.0% NA Target Levered IRR 13-18% 15-20% CRE LOANS CRE EQUITY Diversified initial portfolio with opportunistic investment strategy generating high yields (7) 12

Transaction Highlights 4 TPT Overview 10 WMC Overview 13 13

WMC Overview

Western Asset
Mortgage Capital Corp.

- Public MREIT managed by leading fixed income manager Western Asset Management Company, LLC ("Western Asset")
- One of the world's leading global fixed income managers, known for team management, proprietary research, robust risk management, and a long-term fundamental value approach.
- Extensive mortgage and consumer credit investing track record, with > $400 billion total AUM under Western Asset (existing manager), of which > $65 billion AUM under Western Asset Mortgage and Consumer Credit Group
- IPO'd in May 2012

Investment Strategy

Residential Non Qualified Mortgages

- Program initiated in 2014
- No cumulative principal losses
- Strategic partnerships with seasoned originators
- Target coupons of 7.5-8.5%
- Target LTV of 65-70% at origination
- Non-recourse debt through securitization

Other Mortgage Credit

- Assets with low leverage and strongly underwritten
- Residential securities and CRE loans
- Commercial loans and securities
- Target yields of 6-15%
- Favoring long term financing utilizing structural leverage and low recourse leverage

$373MM
TOTAL UNCONSOLIDATED ASSETS

$106MM
TOTAL ADJUSTED BOOK EQUITY [(1)]

5.3%
UNLEVERED YIELD [(10)]

2.4x
RECOURSE LEVERAGE [(1)]

14

(1) Calculated using Adjusted Book Value based on 03/31/2023 public financial statements and before deducting transaction expenses; WMC’s Adjusted Book Value deconsolidates all VIEs, and TPT’s adds back accumulated depreciation and amortization on real estate assets owned; WMC’s total leverage metrics deconsolidate the securitized commercial loan CSMC USA but include the consolidated Arroyo trusts (2) Exchange Ratio will be calculated as of the last day of the month preceding the expected satisfaction of certain closing conditions, including the effectiveness of the registration statement on Form S-4 and the NYSE listing approval (3) 3-month obligation to purchase shares subject to maximum price threshold of 80% of the book value per share of WMC’s common stock after giving effect to the merger (calculated in accordance with GAAP, as presented in the most recently available financial statements of WMC and its subsidiaries at the time of such purchases) (4) Source: Bloomberg; based on WMC’s market capitalization on the New York Stock Exchange at market close on 06/27/2023 (5) Source: FactSet (6) Includes all realized and unrealized investments made by Mavik and its predecessor since 01/01/2009 (7) WMC based on unconsolidated portfolio; TPT excludes $20 million securities that were repaid subsequent to 03/31/2023 (8) Percent of AUM from TPT; remainder is in closed-end drawdown fund (9) Percent of deployed realized capital (10) Unlevered yield on average assets excluding securitized commercial loan from consolidated VIE and including Investments in consolidated VIE eliminated in consolidation Notes 15

Thank You Terra Property Trust